Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos Least-Of Autocallable Income ETF

(the “Fund”)

Supplement dated October 23, 2026

to the Fund’s Prospectus and Statement of Additional Information, each dated October 14, 2026, as amended

This supplement updates certain information contained in the Fund’s Prospectus and Statement of Additional Information and should be attached to each document and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s Prospectus and Statement of Additional Information.

The Fund previously disclosed that shares of the Fund were not yet available for purchase. The Fund is pleased to announce that shares of the Fund will be available for purchase beginning October 26, 2026. On October 26, 2026, the Fund’s shares will be listed and begin trading on the NYSE Arca, Inc.

This Supplement is not an offer to sell or a solicitation of an offer to buy shares of the Fund.

Please retain this supplement for future reference.